UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22022
                                                     ---------

           Advent/Claymore Global Convertible Securities & Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                 1065 Avenue of the Americas, New York, NY 10018
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             Robert White, Treasurer
                 1065 Avenue of the Americas, New York, NY 10018
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 479-0675
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                   Date of reporting period: October 31, 2008
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


               ANNUAL
               REPORT

     October 31, 2008

                                 Advent/Claymore
                              Global Convertible  |  AGC
                        Securities & Income Fund

photo: bridge

graphic: Advent Capital Management

graphic: Claymore(sm)
                                                  www.claymore/agc.com


                                        ... YOUR BRIDGE TO THE LATEST,

                                 MOST UP-TO-DATE INFORMATION ABOUT THE

           ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

    GRAPHIC:  AGC LISTED NYSE (R)
    GRAPHIC:  ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

photo: bridge

graphic: Advent Capital Management

graphic: Claymore(sm)

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed end funds often trade at a discount to their net asset value.

            NOT FDIC-INSURED    NOT BANK-GUARANTEED    MAY LOSE VALUE



The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/AGC, you will find:


o Daily, weekly and monthly data on share prices, net asset values, distributions, and more

o  Portfolio overviews and performance analyses

o  Announcements, press releases and special notices

o  Fund and adviser contact information

Advent Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.


2 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund

photo:

Tracy V. Maitland
President and Chief Executive Officer

Dear SHAREHOLDER

We thank you for your investment in the Advent/Claymore Global Convertible Securities & Income Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended October 31, 2008.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 50% of its managed assets in convertible securities, the Fund may invest up to 40% of its managed assets in lower-grade non-convertible income securities, and the Fund will invest at least 50% of its managed assets in foreign securities. As of October 31, 2008, securities of issuers headquartered or "domiciled" outside the U.S. represented 55.5% of long-term investments, and convertible securities represented 85.6% of the portfolio.


All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12-month period ending October 31, 2008, the Fund provided a total return based on market price of -58.94% and a return of -60.31% based on NAV. As of October 31, 2008, the Fund's market price of $5.99 represented a discount of 12.04% to NAV of $6.81. A year earlier, at October 31, 2007, the Fund's closing market price was $16.75 and NAV was $19.37.

The Fund currently implements its leverage strategy primarily through the issuance of Auction Market Preferred Shares ("AMPS") and additionally through total return swaps on bank loans. The broad auction-rate preferred securities market has experienced considerable disruption in the past several months and your Fund was not immune to this disruption. Since mid-February 2008, the auctions for nearly all auction-rate preferred shares, including AMPS such as those issued by the Fund, have failed. We believe that this increase in failed auctions is simply a liquidity issue. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction; thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR--whichever is greater. The Fund has two seven-day series of AMPS, Series T7, which auctions each Tuesday, and Series W7, which auctions each Wednesday. The established maximum rates during this period were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 3.27% to 5.77%. From mid-October and into November, LIBOR declined dramatically. As a result, recent maximum rates have been below 2.50%. We will continue to evaluate the benefits and impacts of leverage on the Fund as well as explore other methods of utilizing leverage.


The Fund paid monthly dividends of $0.1458 per share for the first 11 months of the fiscal year and a monthly dividend of $0.095 in October 2008. In December 2008, the Fund announced a further reduction in the dividend level to $0.0664. Given the weakness in the international equity markets and in the credit markets, the Fund's dividend was reduced in an effort to better achieve its investment objective of providing total return, through a combination of capital appreciation and current income along with seeking to enhance the Fund's earning power over time. We believe that maintaining and potentially growing the Fund's net asset value will benefit

Annual Report | October 31, 2008 | 3

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Dear Shareholder continued

the Fund's shareholders over time. There is no guarantee of any future distributions or that the current returns and distribution rate will be achieved in the future.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 28 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund's performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Global Convertible Securities & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/agc.

Sincerely,

/s/ Tracy V. Maitland

Tracy V. Maitland

President and Chief Executive Officer of the Advent/Claymore Global Convertible Securities & Income Fund

December 2, 2008


4 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund

QUESTIONS & ANSWERS

Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") is managed by a team of seasoned professionals at Advent Capital Management, LLC ("Advent"), led by Tracy V. Maitland, Advent's President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the global convertible securities and high-yield markets and the performance of the Fund during the Fund's fiscal year ended October 31, 2008.

--------------------------------------------------------------------------------
1. WILL YOU REMIND US OF THIS FUND'S OBJECTIVES AND THE WAY IT IS MANAGED?

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. Within this general investment policy, the Fund will follow, under normal market conditions, the following investment parameters:

o The Fund will invest at least 50% of its managed assets in convertible securities;

o The Fund may invest up to 40% of its managed assets in non-convertible income-producing securities; and

o The Fund will invest at least 50% of its managed assets in foreign securities.

The portion of the Fund's managed assets invested in convertible securities, non-convertible income-producing securities and foreign securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality. A change to one of the Fund's non-fundamental investment policies effective October 7, 2008 allows the Fund to invest without limit in convertible securities of any credit quality. Previously, the Fund was required to maintain a minimum weighted average portfolio rating of investment grade with respect to the portion of the Fund's managed assets invested in convertible securities. This modification was designed to expand the portfolio management flexibility of the Fund and may provide an opportunity to enhance shareholder returns through the investment manager's expanded investment capabilities and reduce risks during certain market environments. However, increased investment in lower-rated securities also increases the level of risk in the portfolio, as these securities are issued by companies that are considered less financially strong than issuers of investment-grade securities. We address this risk through rigorous credit research, carefully scrutinizing each issuer's financial statements and attempting to avoid securities of weaker companies that may be likely to default.

In furtherance of the Fund's investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the Fund's portfolio, to seek to generate current gains from option premiums.

The Fund currently uses financial leverage through the issuance of preferred shares. It may also use financial leverage through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing. Additional leverage was in place through bank loan swaps, discussed in Question 6.


Although the use of Financial Leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, the common shares' return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities common shares will be less than if financial leverage had not been used. There is no assurance that a financial leveraging strategy will be successful.


--------------------------------------------------------------------------------
2. PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST 12 MONTHS.

In the mid-year report for this Fund, we described the six-month period ended April 30, 2008, as a time of economic uncertainty and turmoil in capital markets. Since that time, there has been pronounced deterioration in the economy and in equity and debt markets throughout the world.

The U.S. economy, as measured by real gross domestic product, contracted in the third quarter of 2008, and many economists are now predicting several quarters of negative real growth. Unemployment has risen sharply; consumer spending has dropped; and business investment has weakened as even firms in healthy financial condition have become reluctant to expand in an environment of heightened uncertainty and tighter credit.

The present crisis originated with the end of a housing boom fueled by excessively easy credit. As the prices of houses fell below mortgage balances, losses on mortgage-based securities mounted, eroding the capital of financial institutions and initiating a vicious cycle of de-leveraging. The process began in late 2007 as a correction in the sub-prime mortgage market, but it has intensified markedly, with profound implications for the entire U.S. economy and related effects on global markets and economies. In fact, many foreign economies, especially those that depend on exports for growth, have weakened more than the U.S. economy.


Annual Report | October 31, 2008 | 5

AGC | Advent/Claymore Global Convertible Securities & Income Fund | QUESTIONS & ANSWERS continued

Credit markets have become so intolerant of risk that they are essentially frozen. In an attempt to alleviate the financial crisis, the U.S. government has taken unprecedented actions, including instituting temporary insurance on money market funds, expanding access by financial institutions to the Federal Reserve, and investing directly in some financial institutions. Some large financial firms have been allowed to fail, while others were rescued, and takeovers of troubled financial firms have been arranged. Other central banks have also taken robust action to support banking systems and stimulate economic growth.

Among markets in developed economies, Japan was particularly weak; the Nikkei 225 Index(1), the major index used for measuring performance of stocks on the Tokyo Stock Exchange, had a negative return of -47.91% for the 12-month period ended October 31, 2008. For the same time period, European markets were also quite weak; return of the FTSE EuroTop 100(2) returned -37.34%.

In this very tough environment, markets have been extremely volatile, and essentially all asset classes had negative returns. The Standard & Poor's 500 Index(3), which is generally regarded as a good indicator of the broad stock market, returned -36.10% for the 12-month period ended October 31, 2008. World equity markets performed even worse during that time period: the MSCI World Index(4), which measures performance of world equity markets, returned -41.51% for the same period.

Convertible securities, which in the past have been less volatile than straight equities, performed almost as poorly: return of the Merrill Lynch All U.S. Convertibles Index(5) was -35.42% for the same time period. A major reason for the negative performance was selling by hedge funds, which had invested in convertible securities while shorting the underlying common stocks. Unable to get the financing they had used in the past, hedge funds had to unwind their positions by selling convertibles into a market with little demand, and prices dropped precipitously.

In the bond market, we have seen unprecedented spreads between yields of corporate bonds and U.S. Treasury securities, which are considered not to carry credit risk. In this disastrous market, the only bonds with positive returns were those with little or no credit risk: the Lehman 10-20 Year U.S. Treasury Index(6) returned 4.13% for the 12-month period ended October 31, 2008. The Lehman Brothers Aggregate Bond Index(7), which measures return of the U.S. bond market as a whole, returned 0.30%, but the return of the Merrill Lynch High Yield Master II Index(8), which measures performance of the high-yield bond market, was -25.40% for the same time period.

--------------------------------------------------------------------------------
3. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?


All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12-month period ending October 31, 2008, the Fund provided a total return based on market price of -58.94% and a return of -60.31% based on NAV. As of October 31, 2008, the Fund's market price of $5.99 represented a discount of 12.04% to NAV of $6.81. A year earlier, at October 31, 2007, the Fund's closing market price was $16.75 and NAV was $19.37.


The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

--------------------------------------------------------------------------------
4. HOW DID YOU ALLOCATE THE FUND AMONG ASSET CLASSES OVER THE LAST YEAR?

This extraordinarily challenging market has prompted us to make some significant adjustments in the portfolio's allocation among asset classes. These changes have produced immediate increases in income, and we believe they will contribute importantly to future returns. We have seen an unprecedented deleveraging in securities markets, as hedge funds, private equity funds and other types of investors have been forced to sell securities to meet margin calls

---------------
1  The Nikkei 225 Index is a stock market index for the Tokyo Stock Exchange
   (TSE). It has been calculated daily by the Nihon Keizai Shimbun (Nikkei) newspaper since 1971. It is a price-weighted average (the unit is Japanese yen), and the components are reviewed once a year. Currently, the Nikkei is used as the major indicator for the Japanese economy, similar to the Dow Jones Industrial Average.

2 FTSE EuroTop 100 is a modified capitalization-weighted index of the most actively traded and highly capitalized stocks in the pan-European markets. The components are determined by those stocks with the highest market capitalization in each country. It has a base date of December 29, 1989 with a base value of 1000.

3 Standard and Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

4 MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada.

5 The Merrill Lynch All U.S. Convertibles Index (VXA0) is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

6 The Lehman 10-20 Year U.S. Treasury Index is comprised of securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from 10 up to (but not including) 20 years.

7 The Lehman Brothers Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007 but are not eligible for the Global Aggregate Index.

8 The Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

   These indices are unmanaged and it is not possible to invest directly in any index.

6 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund | QUESTIONS & ANSWERS continued


or redemptions. Forced selling by other types of investors has presented us opportunities to buy some high-quality securities at what we believe are very attractive prices. This illustrates one of the advantages of a closed-end fund; we are not faced with the need to sell securities for redemptions.

Convertible securities represented 61.0% of the portfolio as of October 31, 2007, and 64.1% as of April 30, 2008. As of October 31, 2008, convertible securities represented 62.4% of the portfolio, and the majority of this position, approximately 38.4%, is in convertible bonds. Ordinarily, we would expect convertibles to hold up better than straight equities in a down market. But with both the credit and equity components of the convertible market under extreme pressure, convertibles weakened in line with the equity markets.

At mid-year, approximately half of our convertible allocation was in convertible preferred stocks, some of which were synthetic convertibles created to gain desired exposure to global companies we feel are attractive but do not offer existing convertibles with the yield or credit rating appropriate for the Fund. The recent change in the Fund's policy to eliminate the requirement for the convertible portion of the portfolio to have a weighted average rating of investment grade gives us greater flexibility to select other securities with more attractive profiles than the synthetic convertibles we formerly used.

The very weak markets have created opportunities to simultaneously increase income and improve the portfolio's credit quality. We no longer need to hold a significant position in convertible preferreds, which we formerly used as a major source of income. Now it is possible with the convertible bonds of companies with sound financials, to obtain a yield near 20% with a conversion feature to equity should markets rebound, and the right of putting the security back to the issuer within two years. In this market, convertible bonds are more desirable compared to convertible preferred stock because bonds are more senior in the company's capital structure. They have a true bond floor, and thus less downside should the common equity continue to fall, but still offer upside participation if the equity market improves. We are finding some high-quality convertible bonds with very modest premiums for the conversion feature. If the market fails to rebound, many of the bonds we have purchased recently should provide a total return of 10% to 15%. If the underlying stock moves higher the conversion feature provides upside participation. If the market moves even lower, the put feature provides protection allowing us to sell the security back to the issuer at a specified price in the future.

Rigorous credit research is especially important in the selection of high-yield bonds for this Fund, and Advent's proprietary credit research emphasizes improving cash flow and strong balance sheets. We focus on the higher-quality segment of the high-yield bond market, avoiding issuers with deteriorating credit metrics.

As described above, the Fund's mandate is to invest at least 50% of its assets in foreign securities. We have kept the position in foreign securities close to the minimum in recent months because we believe that there is greater risk in foreign securities than in the U.S. We continue to keep most of the foreign exposure in established markets such as Europe and Japan, gaining exposure to emerging markets mainly by owning securities of companies in developed markets that also do business in emerging markets where there is the potential for rapid growth.

--------------------------------------------------------------------------------
5. WHICH INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In terms of industry groups, defensive groups such as pharmaceuticals and health care held up better than some other areas. Securities of several pharmaceutical companies including Teva Pharmaceutical Industries Ltd. (3.7% of long-term investments), Mylan, Inc. (2.7% of long-term investments), Shire PLC (2.0% of long-term investments), and Bayer Capital Corp. BV (2.5% of long-term investments) performed reasonably well.

Some of the Fund's convertible bonds held up reasonably well. These were bonds purchased at a discount to par, for their attractive yields and structurally superior characteristics. We purchased convertible debt of Cap Gemini SA (1.6% of long-term investments), a France-based provider of technology outsourcing services, at 91% of par yielding 9% to a three-year maturity while at the same time retaining the option to participate should the stock price recover.

During the past fiscal year, we increased the Fund's currency hedge because we believe that foreign currencies were overvalued relative to the U.S. dollar. That hedge contributed to performance by helping to protect the portfolio against the currency depreciation of foreign currency denominated holdings against the dollar.

--------------------------------------------------------------------------------
6. WHICH DECISIONS HURT PERFORMANCE?

Industry sectors that performed especially poorly include financials, materials and energy. In the financials sector, convertible preferreds of AMG Capital Trust II (0.3% of long-term investments), Citigroup, Inc. (1.4% of long-term investments) and SLM Corp. (2.4% of long-term investments), were significant detractors. Other negatives were a convertible bond of Chesapeake Energy Corp. (0.8% of long-term investments), a natural gas producer, and the convertible preferred of Freeport-McMoRan Copper & Gold, Inc. (1.0% of long-term investments).

Early in the Fund's fiscal year, the Fund had exposure to bank loans through total return swap positions. We initially invested in bank loans soon after the Fund was established in May 2007 because we believed these loans represented a reliable source of income to help support the Fund's distribution. In these total


Annual Report | October 31, 2008 | 7

AGC | Advent/Claymore Global Convertible Securities & Income Fund | QUESTIONS & ANSWERS continued


return swaps, the Fund puts up a portion of the underlying value of the loan and in exchange receives the total return of the underlying asset. Because they require a small capital outlay these swaps create leverage, increasing the volatility of a portfolio, both the upside and the downside. Bank loans have traditionally been a low-volatility asset class, but under recent market conditions bank loans have been highly volatile. We believe the extreme weakness in bank loans was mainly a matter of market dislocation with supply vastly exceeding demand. The Fund's position in these bank loans was one cause of the deterioration in the Fund's NAV over this period.

--------------------------------------------------------------------------------
7. HOW HAS THE FUND'S LEVERAGE STRATEGY AFFECTED PERFORMANCE?

The Fund utilizes leverage (borrowing) as part of its investment strategy. The purpose of leverage is to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. In addition to the swaps on bank loans discussed above, the Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares ("AMPS").

The broad auction-rate preferred securities market has experienced considerable disruption in the past several months, and your Fund was not immune to this disruption. Since mid-February 2008, the auctions for nearly all auction-rate preferred shares, including AMPS such as those issued by the Fund, have failed. We believe that this increase in failed auctions is simply a liquidity issue. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR--whichever is greater. The Fund has two seven-day series of AMPS, Series T7, which auctions each Tuesday, and Series W7, which auctions each Wednesday. The established maximum rates during this period were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 3.27% to 5.77%. From mid-October and into November, LIBOR declined dramatically. As a result, recent maximum rates have been below 2.50%. We will continue to evaluate the benefits and impacts of leverage on the Fund as well as explore other methods of utilizing leverage.

There is no guarantee that the Fund's leverage strategy will be successful, and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage. Since the portfolio's total return was negative during this period, the effect of leverage was negative. Also, as discussed above, the use of total return swaps on bank loans creates another form of leverage, and this also detracted from performance.

--------------------------------------------------------------------------------
8. WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS AND THE FUND?

As difficult as the market has been over the last year, we believe that current market conditions provide some extraordinarily attractive opportunities for this Fund, which has the ability to invest at a time when many other investors are forced to sell holdings regardless of value. As discussed above, we have been able to take advantage of dislocations in credit markets, buying quality debt securities at very attractive prices. A recent example is a series of convertible bonds issued by Transocean, Inc. (2.9% of long-term investments as of 10/31/08) an international provider of offshore contract drilling services for oil and gas wells; we initially had a small position in these bonds and have recently added to it. One Transocean bond issue is selling at a substantial discount to par with a yield of approximately 8.6 % to the first put. This is a large, liquid issue with investment grade credit ratings. With Transocean's straight debt trading at a lower yield, this convertible bond offers a very attractive income opportunity plus a call option on the stock. This is a company with good growth prospects, ample free cash flow and a substantial order backlog, with the stock selling at what we consider to be a very attractive price relative to the intrinsic value.

A major advantage of this Fund is its ability to invest in multiple asset classes, taking advantage of different opportunities and anomalies in various markets. As financial markets continue to experience turmoil, we see many opportunities in the convertible market. We believe that, over the long term, our careful security selection and asset allocation will help the Fund's performance by providing favorable returns in rising markets and a level of income that can help provide some protection for overall return against down markets.


8 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
AGC RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

CONVERTIBLE SECURITIES. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price," which is the predetermined price at which the convertible security could be exchanged for the associated stock.

STRUCTURED AND SYNTHETIC CONVERTIBLE SECURITIES RISK. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

INTEREST RATE RISK. Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Fund's portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

CREDIT RISK. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund's investments in convertible and non-convertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends.

LOWER GRADE SECURITIES RISKS. Investing in lower grade securities (commonly known as "junk bonds") involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

PREFERRED SECURITIES RISKS. There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

FOREIGN SECURITIES AND EMERGING MARKETS RISK. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund's investment opportunities.

DERIVATIVE RISK. The Fund may utilize derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to either of the Fund's principal investment categories; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to manage the duration of the Fund. The derivative instruments in which the Fund may invest, include, but are not limited to, futures contracts on securities, indices, other financial instruments or currencies, options on futures contracts and exchange traded and over-the-counter options on securities, indices or currencies; interest rate swaps; total return swaps; credit default swaps; forward currency contracts and options thereon; structured notes and foreign exchange hedging instruments.

SMALLER COMPANY RISK. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

RISK ASSOCIATED WITH THE FUND'S COVERED CALL OPTION WRITING STRATEGY. The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

LEVERAGE RISK. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

AUCTION MARKET PREFERRED SHARES (AMPS) RISK. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may buy or sell AMPS only through an order placed at an auction with or through a broker- dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

In addition to the risks described above, the Fund is also subject to: Foreign Currency Risk, Equity Securities Risk, Counterparty Risk, Liquidity Risk, REIT, Mortgage-Related and Asset-Backed Securities Risks, Income Trust and Master Limited Partnership Risks, Dividend Capture Trading Risk, Reinvestment Risk, Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.claymore.com/agc for a more detailed discussion about Fund risks and considerations.


Annual Report | October 31, 2008 | 9

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Fund SUMMARY |AS OF OCTOBER 31, 2008 (unaudited)

FUND STATISTICS


--------------------------------------------------------------------------------
Share Price                                       $5.99
Common Share Net Asset Value                      $6.81
Premium/Discount to NAV                         -12.04%
Net Assets ($000)                             $216,892
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 5/29/07)                MARKET           NAV
--------------------------------------------------------------------------------
One Year                          -58.94%       -60.31%
Since Inception - annualized      -51.88%       -46.33%
--------------------------------------------------------------------------------


                                         % OF LONG-TERM
TOP TEN INDUSTRIES                          INVESTMENTS
--------------------------------------------------------------------------------
Banks                                             13.6%
Pharmaceuticals                                   11.3%
Diversified Financial Services                     9.8%
Oil & Gas                                          8.3%
Mining                                             5.6%
Oil & Gas Services                                 5.4%
Telecommunications                                 5.1%
Chemicals                                          4.7%
Computers                                          3.1%
Holding Companies-Diversified                      2.9%
--------------------------------------------------------------------------------

                                         % OF LONG-TERM
TOP TEN ISSUERS                             INVESTMENTS
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.                3.7%
BES Finance Ltd. Ser. Emtn                         3.2%
Transocean, Inc.                                   2.9%
Wachovia Bank NA, Ser. Bank of NY Mellon           2.8%
Mylan, Inc.                                        2.7%
Bayer Capital Corp. BV                             2.5%
SLM Corp., Ser. C                                  2.4%
Allegro Investment Corp. SA, Ser. SABMiller Plc    2.1%
Cia Vale Do Rio Doce                               2.0%
Shire PLC                                          2.0%
--------------------------------------------------------------------------------


                                         % OF LONG-TERM
PORTFOLIO BREAKDOWN BY COUNTRY              INVESTMENTS
--------------------------------------------------------------------------------
United States                                     44.5%
Cayman Islands                                     9.9%
France                                             5.0%
Canada                                             5.0%
Netherlands                                        4.2%
Netherlands Antilles                               4.0%
Germany                                            3.9%
United Kingdom                                     3.3%
Japan                                              3.1%
Jersey                                             2.9%
Belgium                                            2.7%
Bermuda                                            2.2%
Brazil                                             2.0%
Luxembourg                                         1.6%
Singapore                                          1.6%
Panama                                             1.5%
Switzerland                                        1.3
China                                              1.3%
--------------------------------------------------------------------------------
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.


graphic:chart

SHARE PRICE & NAV PERFORMANCE


         Share
         Price     NAV
          ($)      ($)
11/1/07  16.72    19.13
         16.63    19.11
         16.55    18.99
         16.42    19.1
         16.09    18.96
         15.99    18.87
         15.73    18.58
         15.7     18.31
         15.66    18.16
         15.64    18.3
         15.49    18.09
         15.45    17.95
         15.11    17.49
         14.8     17.56
         14.68    17.26
         14.98    17.42
         14.51    17.39
         14.51    17.25
         14.89    17.5
         14.8     17.66
         15.45    17.84
         15.37    17.73
         15.44    17.61
         15.58    17.69
         15.64    17.81
         15.71    17.88
         15.74    17.97
         15.65    17.8
         15.43    17.69
         15.39    17.47
         15.15    17.39
         14.75    17.06
         14.58    16.99
         14.56    16.99
         14.58    16.93
         14.62    17.22
         14.79    17.31
         14.9     17.4
         14.8     17.44
         15.1     17.54
         15.3     17.51
         15.44    17.53
         15.96    17.45
         15.82    17.1
         15.64    16.94
         15.13    16.85
         15.33    16.74
         15.6     16.69
         15.28    16.53
         15.35    16.69
         15.36    16.36
         15.38    15.9
         14.9     15.68
         14.58    15.53
         14.2     14.99
         14.3     14.99
         14.34    15.28
         14.26    15.34
         14.64    15.23
         14.81    15.4
         14.69    15.41
         14.73    15.53
         14.8     15.98
         14.9     16.01
         14.91    15.54
         14.9     15.37
         15.06    15.15
         14.87    15.09
         14.57    15.01
         14.67    15.08
         14.12    14.94
         13.52    15
         13.48    15.03
         13.5     15.19
         13.58    15.08
         13.52    15.27
         13.63    15.3
         13.94    15.54
         14       15.74
         14.24    15.87
         14.39    15.84
         14.23    15.6
         14.39    15.38
         14.08    15.23
         13.96    15.36
         13.79    15.22
         13.51    15.02
         13.47    14.74
         14.05    14.93
         13.72    14.85
         13.57    14.74
         13.24    14.63
         12.87    14.15
         13       14.44
         12.68    14.23
         12.7     14.16
         12.68    14.32
         12.89    14.62
         13.06    14.72
         13.11    14.8
         13.21    14.82
         13.48    14.74
         13.56    14.92
         13.55    15.09
         13.73    15.16
         13.65    15.18
         13.73    15.39
         13.77    15.3
         13.72    15.23
         13.66    15.2
         13.3     15.06
         13.27    14.99
         13.39    15.02
         13.63    15.33
         13.65    15.35
         13.89    15.48
         13.79    15.61
         13.9     15.55
         13.95    15.62
         14.21    15.68
         14.26    15.84
         14.38    15.92
         14.32    15.88
         14.4     15.92
         14.72    15.95
         14.74    16.17
         14.79    16.18
         14.77    16.24
         14.76    16.16
         14.99    16.22
         14.91    16.1
         14.91    16.09
         14.65    16.04
         14.67    16.16
         14.81    16.28
         14.86    16.44
         15.08    16.5
         15.16    16.46
         15.02    16.31
         14.88    16.29
         14.91    16.18
         14.98    16.12
         15.08    16.15
         15.36    16.18
         15.41    16.29
         15.51    16.27
         15.52    16.19
         15.51    16.18
         15.66    16.32
         15.49    16.37
         15.11    16.27
         15.16    16.06
         14.72    15.8
         14.58    15.5
         14.74    15.57
         14.64    15.67
         14.47    15.74
         14.4     15.78
         14.46    15.56
         14.25    15.35
         13.9     15.44
         13.89    15.26
         14       15.28
         13.8     15.13
         13.73    15.05
         13.85    15.04
         13.74    14.85
         13.6     14.64
         13.48    14.45
         13.27    14.38
         13.2     14.32
         13.28    14.29
         13.1     14.26
         12.65    14.05
         12.22    14.06
         11.71    13.86
         12.03    13.86
         12.35    13.89
         12.23    13.94
         12.33    14.05
         12.4     14.05
         12.51    14.06
         12.3     13.83
         12.18    13.82
         11.99    13.73
         12.22    13.78
         12.3     13.96
         12.29    13.87
         12.39    13.7
         12.21    13.51
         12.19    13.49
         12.13    13.62
         12.17    13.54
         12.18    13.53
         12.23    13.58
         12.13    13.42
         11.85    13.24
         11.81    13.3
         11.65    13.29
         11.58    13.22
         11.49    13.09
         11.36    13.18
         11.34    13.2
         11.46    13.24
         11.33    13.14
         11.36    13.16
         11.38    13.3
         11.68    13.44
         11.74    13.48
         11.85    13.39
         11.82    13.22
         11.59    12.96
         11.55    12.89
         11.71    13.04
         11.52    12.58
         11.49    12.58
         10.7     12.33
         10.45    12.54
         10       12.07
         9.39     11.94
         8.19     11.51
         8.81     11.52
         9.69     12.02
         9.7      11.84
         9.33     11.64
         9.19     11.51
         9.45     11.53
         9.15     11.27
         7.55     10.47
         8.24     10.61
         8.09     10.41
         7.78     9.8
         7.67     9.7
         6.45     8.96
         6.18     8.59
         5.54     8.23
         4.5      7.79
         4.17     7.29
         5.39     7.65
         5.86     7.9
         5.41     7.22
         5.65     7.08
         5.8      7.1
         6.17     7.21
         6.15     7.07
         5.76     6.68
         5.52     6.53
         5.32     6.32
         5.09     6.06
         5.38     6.29
         5.54     6.52
         5.68     6.68
10/31/08 5.99     6.81


graphic:bar chart

MONTHLY DIVIDENDS PER SHARE

Nov 07         0.1458
Dec            0.1458
Jan 08         0.1458
Feb            0.1458
Mar            0.1458
Apr            0.1458
May            0.1458
Jun            0.1458
Jul            0.1458
Aug            0.1458
Sep            0.1458
Oct            0.095
Nov            0.095
Dec 08         0.0664


graphic:pie chart

PORTFOLIO COMPOSITION (% of Total Investments)

Asset Class

Convertible Bonds       38.4%

Short Term Investments  27.1%

Convertible
Preferred Stocks        24.0%

Corporate Bonds          7.4%

Common Stocks            2.3%

Exchange Traded Funds    0.8%


10 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Portfolio of INVESTMENTS | OCTOBER 31, 2008


PRINCIPAL
AMOUNT                                                                 VALUE
----------------------------------------------------------------------------


           LONG-TERM INVESTMENTS - 151.5%
           CONVERTIBLE BONDS - 79.8%
           AGRICULTURE - 2.1%

    HKD
 35,500,000  Chaoda Modern Agriculture Holdings Ltd., Ser.
             CHAO, BB 0.00%, 5/8/11 (Cayman Islands)           $   4,494,012
----------------------------------------------------------------------------
             AUTO MANUFACTURERS - 1.5%
$ 5,000,000  General Motors Corp. Ser. D, B-
             1.50%, 6/1/09 (a)                                     3,300,000
----------------------------------------------------------------------------
             BANKS - 8.8%

$13,000,000  BES Finance Ltd., Ser. emtn, A
             1.25%, 2/26/11 (Cayman Islands)                      10,501,400
$ 2,000,000  Boston Private Financial Holdings , Inc., NR
             3.00%, 7/15/27                                        1,747,500
    EUR
  4,500,000  Kreditanstalt fuer Wiederaufbau, Ser. DTE, AAA
             3.25%, 6/27/13 (Germany)                              5,634,900
$ 1,500,000  National City Corp., A-
             4.00%, 2/1/11                                         1,258,125
----------------------------------------------------------------------------
                                                                  19,141,925
----------------------------------------------------------------------------
             BUILDING MATERIALS - 1.2%

   JPY
260,000,000  Asahi Glass Co Ltd., Ser. 5, A
             1.90%, 12/26/08 (Japan)                               2,643,234
----------------------------------------------------------------------------
             CHEMICALS - 7.1%

     EUR
  5,500,000  Bayer Capital Corp. BV, BBB
             6.625%, 6/1/09 (Netherlands)                          8,155,303
$ 8,000,000  Deutsche Bank AG, Ser. Sinofert Holdings, NR
             8.00%, 12/23/08 (Germany)(b)(c)                       5,099,200
     EUR
  2,650,000  SGL Carbon AG, BB
             0.75%, 5/16/13 (Germany)                              2,222,095
----------------------------------------------------------------------------
                                                                  15,476,598
----------------------------------------------------------------------------
             COAL - 0.5%

$ 2,000,000  Massey Energy Co., BB-
             3.25%, 8/1/15 (a)                                     1,110,000
----------------------------------------------------------------------------
             COMMERCIAL SERVICES - 1.8%

    GBP
  2,500,000  Rank Group PLC, B
             3.875%, 1/20/09 (Great Britain)                       3,955,390
----------------------------------------------------------------------------
             COMPUTERS - 3.9%

    EUR
 11,500,000  Cap Gemini SA, Ser. CAP, BBB-
             1.00%, 1/1/12 (France)                                5,106,704
$ 3,500,000  EMC Corp., A-
             1.75% ,12/1/11                                        3,351,250
----------------------------------------------------------------------------
                                                                   8,457,954
----------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 7.2%

    EUR
  2,000,000  International Power Ltd., NR
             3.25%, 7/20/13 (Jersey)                               1,512,784
$ 1,375,000  Merrill Lynch & Co., Inc., NR
             0.00%, 3/13/32 (a)                                    1,411,163
    EUR
  2,100,000  MTU Aero Engines Finance BV, Ser. MTU, BB+
             2.75%, 2/1/12 (Netherlands)                           2,127,937
$ 4,500,000  Nasdaq OMX Group (The), BB+
             2.50%, 8/15/13(a)(c)                                  3,375,000

PRINCIPAL
AMOUNT                                                                 VALUE
----------------------------------------------------------------------------

             DIVERSIFIED FINANCIAL SERVICES (CONTINUED)

$ 2,000,000  National Financial Partners Corp., NR
             0.75%, 2/1/12                                       $   992,500
$ 2,500,000  SOCO Finance Jersey Ltd., Ser. SIA, NR
             4.50%, 5/16/13 (Jersey)                               1,637,500
     CHF
  5,750,000  Swatch Group Finance SA, NR
             2.625%, 10/15/10 (Luxembourg)                         4,664,291
----------------------------------------------------------------------------
                                                                  15,721,175
----------------------------------------------------------------------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 3.0%

$ 4,000,000  General Cable Corp., B+
             1.00%, 10/15/12 (a)                                   2,030,000
     EUR
  4,449,000  Nexans SA, BB+
             1.50%, 1/1/13 (France)                                3,432,013
$ 1,800,000  Suntech Power Holdings Co. Ltd., NR
             0.25%, 2/15/12 (Cayman Islands) (a)                   1,136,250
----------------------------------------------------------------------------
                                                                   6,598,263
----------------------------------------------------------------------------
             ELECTRONICS - 2.4%

$ 6,500,000  Flextronics International Ltd., BB-
             1.00%, 8/1/10 (Singapore)                             5,297,500
----------------------------------------------------------------------------
             FOOD - 1.8%

     EUR
  3,000,000  Delhaize Group, NR
             2.75%, 4/30/09 (Belgium)                              3,780,403
----------------------------------------------------------------------------
             HEALTHCARE-PRODUCTS - 1.2%

$ 4,967,000  Hologic, Inc., B+
             2.00%, 12/15/37 (a)(d)                                2,595,257
----------------------------------------------------------------------------
             HOLDING COMPANIES-DIVERSIFIED - 2.4%
     EUR
  4,500,000  Sagerpar, NR
             2.95%, 4/27/12 (Belgium)                              5,118,960
----------------------------------------------------------------------------
             LEISURE TIME - 2.2%

$ 5,000,000  Carnival Corp., A-
             2.00%, 4/15/21 (Panama) (a)                           4,206,250
$ 1,000,000  Carnival Corp., A-
             0.50%, 4/29/33 (Panama) (d)                             608,750
----------------------------------------------------------------------------
                                                                   4,815,000
----------------------------------------------------------------------------
             MACHINERY - DIVERSIFIED - 2.8%

$12,500,000  Allegro Investment Corp. SA, Ser. Nabtesco, NR
             9.00%, 7/16/09 (Japan)(b)                             6,095,000
----------------------------------------------------------------------------
             METAL FABRICATE/HARDWARE - 2.4%

    EUR
  7,500,000  Figaro Finance Ltd., Ser. Vallourec, NR
             3.875%, 9/18/09 (France)                              5,212,278
----------------------------------------------------------------------------
             MINING - 1.2%

$ 4,360,000  Kinross Gold Corp., NR
             1.75%, 3/15/28 (Canada)(c)                            2,610,550
----------------------------------------------------------------------------
             OIL & GAS - 10.3%

$ 3,500,000  Carrizo Oil & Gas, Inc., NR
             4.375%, 6/1/28                                        1,881,250

             Chesapeake Energy Corp., BB
$ 2,800,000  2.25%, 12/15/38 (a)                                   1,403,500
$ 1,600,000  2.75%, 11/15/35 (a)                                   1,114,000

    HKD
 40,000,000  China Petroleum & Chemical Corp., Ser. SINO, NR
             0.00%, 4/24/14 (China)                                4,380,019


Annual Report | October 31, 2008 | 11

AGC | Advent/Claymore Global Convertible Securities & Income Fund | PORTFOLIO OF INVESTMENTS (continued)

PRINCIPAL
AMOUNT                                                                 VALUE
----------------------------------------------------------------------------
             OIL & GAS (CONTINUED)

EUR 100,000  Etablissements Maurel et Prom, NR
             3.50%, 1/1/10 (France)                             $  2,705,931

     CAD
  3,000,000  Harvest Energy Trust, NR
             7.25%, 9/30/13 (Canada)
             Transocean, Inc., BBB+                                1,394,086
$ 7,500,000  1.625%, Ser. A, 12/15/37 (Cayman Islands) (a)         6,637,500
$ 3,500,000  1.50%, Ser. B, 12/15/37 (Cayman Islands)              2,817,500
----------------------------------------------------------------------------
                                                                  22,333,786
----------------------------------------------------------------------------
             OIL & GAS SERVICES - 2.5%

$ 4,500,000  Core Laboratories LP, NR
             0.25%, 10/31/11                                       3,965,625
$ 2,500,000  Subsea 7, Inc., Ser. SUB, NR
             2.80%, 6/6/11 (Cayman Islands)                        1,365,625
----------------------------------------------------------------------------
                                                                   5,331,250
----------------------------------------------------------------------------

             PHARMACEUTICALS - 8.6%

$10,000,000  Shire PLC, Ser. REGs, NR
             2.75%, 5/9/14 (Jersey)                                6,449,790
$ 7,500,000  Teva Pharmaceutical Finance Co. BV, Ser. D, BBB+
             1.75%, 2/1/26 (Netherlands Antillies)                 7,865,625
$ 4,500,000  Teva Pharmaceutical Finance LLC, Ser. C, BBB+
             0.25%, 2/1/26                                         4,235,625
----------------------------------------------------------------------------
                                                                  18,551,040
----------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUSTS - 3.1%

$ 5,000,000  Hospitality Properties Trust, BBB
             3.80%, 3/15/27                                        2,850,000
$ 6,000,000  Host Hotels & Resorts LP, BBB-
             2.625%, 4/15/27(c)                                    3,757,500
----------------------------------------------------------------------------
                                                                   6,607,500
----------------------------------------------------------------------------
             TELECOMMUNICATIONS - 1.2%

$ 3,500,000  Qwest Communications International, Inc., B+
             3.50%, 11/15/25                                       2,677,500
----------------------------------------------------------------------------
             TRANSPORTATION - 0.6%

$ 2,100,000  YRC Worldwide, Inc., B+
             5.00%, 8/8/23                                         1,197,000
----------------------------------------------------------------------------
             TOTAL CONVERTIBLE BONDS - 79.8%
             (Cost $234,162,159)                                 173,121,575
----------------------------------------------------------------------------

NUMBER
OF SHARES                                                              VALUE
----------------------------------------------------------------------------

             CONVERTIBLE PREFERRED STOCKS - 49.8%

             Advertising - 2.1%
    419,750  Elf Special Financing Ltd., B+
             3.16875%, 6/15/09
             (Cayman Islands)(c)(e)                            $   4,535,500
----------------------------------------------------------------------------
             BANKS - 11.8%

      8,100  Bank of America Corp., Ser. L, 7.25%, NR (a)          5,670,000
    146,200  Citigroup, Inc., Ser. T, 6.50%, NR (a)                4,709,102
     59,250  KeyCorp, Ser. A, 7.75%, NR                            5,804,722
    295,350  Wachovia Bank NA, Ser. Bank of NY Mellon,
             10.00%, 2009 (a) (b) (c)                              9,359,642
----------------------------------------------------------------------------
                                                                  25,543,466

NUMBER
OF SHARES                                                              VALUE
----------------------------------------------------------------------------
             BEVERAGES - 3.2%
----------------------------------------------------------------------------
    529,287  Allegro Investment Corp. SA, Ser.
             SABMiller Plc, 0.00%, 2008
             (United Kingdom) (b)                              $   6,837,284
----------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 6.1%

     60,000  AMG Capital Trust II, 5.15%, 2037 (a)                   915,000
   5,400,000 Givaudan Nederland Finance BV, 5.375%,
             2010 (Netherlands)                                    3,419,394
     53,385  Legg Mason, Inc., 7.00%, 2011                         1,222,516
     15,085  SLM Corp., Ser. C, 7.25%, 2010                        7,761,233
----------------------------------------------------------------------------
                                                                  13,318,143

----------------------------------------------------------------------------
             ELECTRIC - 3.9%

    115,000  Entergy Corp., 7.625%, 2009 (a)                       5,409,600
     15,000  NRG Energy, Inc., 5.75%, 2009 (a)                     3,125,625
----------------------------------------------------------------------------
                                                                   8,535,225
----------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS/WARES - 2.1%

    137,000  Avery Dennison Corp., 7.875%, 2020 (a)                4,662,110
----------------------------------------------------------------------------
             INSURANCE - 1.2%

     40,000  Aspen Insurance Holdings Ltd., Ser. AHL,
             5.625%, NR (Bermuda)                                  1,570,000
     67,475  XL Capital Ltd., 10.75%, 2011(Cayman
             Islands)                                              1,016,174
----------------------------------------------------------------------------
                                                                   2,586,174

----------------------------------------------------------------------------
             MINING - 7.2%

    223,250  Credit Suisse, Ser. Barrick Gold Corp.,
             9.00%, 2009 (Canada) (a) (b)                          5,226,283
    342,720  Deutsche Bank AG, Ser. Cia Vale Do Rio Doce,
             10.00%, 2009 (Brazil) (a) (b) (c)                     5,092,819
             Freeport-McMoRan Copper & Gold, Inc.
     40,000  6.75%, 2010 (a)                                       1,951,200
      2,050  5.50%, NR                                             1,376,575
     23,789  Hecla Mining Co., 6.50%, 2011                           616,135
     50,000  Vale Capital Ltd., Ser. RIO, 5.50%, 2010
             (Brazil) (f)                                          1,412,500
----------------------------------------------------------------------------
                                                                  15,675,512

----------------------------------------------------------------------------
             OIL & GAS SERVICES - 4.0%

    101,444  Citigroup Funding, Inc., Ser. Schlumberger
             Ltd., 9.00%, 2009 (Netherlands Antilles)
             (a) (b)                                               5,397,714
    149,250  Merrill Lynch & Co. Inc., Ser. Halliburton,
             8.00%, 2009 (a) (b) (c)                               3,201,413
----------------------------------------------------------------------------
                                                                   8,599,127

----------------------------------------------------------------------------
             PHARMACEUTICALS - 6.6%

     15,500  Mylan, Inc., 6.50%, 2010 (a)                          8,829,730
     40,000  Schering-Plough Corp., 6.00%, 2010 (a)                5,391,200
----------------------------------------------------------------------------
                                                                  14,220,930

----------------------------------------------------------------------------
             TELECOMMUNICATIONS - 1.6%

     11,673  Lucent Technologies Capital Trust I, 7.75%,
             2017 (f)                                              3,501,900
----------------------------------------------------------------------------
             Total Convertible Preferred Stocks - 49.8%
             (Cost $182,918,864)                                 108,015,371
----------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
----------------------------------------------------------------------------

             CORPORATE BONDS - 15.4%

             AGRICULTURE - 0.7%

$ 2,000,000  Vector Group Ltd., NR
             11.00%, 8/15/15                                      $1,570,000

12 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund | PORTFOLIO OF INVESTMENTS (continued)

PRINCIPAL
AMOUNT                                                                 VALUE
----------------------------------------------------------------------------
             AUTO PARTS & EQUIPMENT - 0.4%
$ 1,000,000  Tenneco, Inc., Ser. B, BB
             10.25%, 7/15/13                                       $ 855,000
----------------------------------------------------------------------------
             COMPUTERS - 0.8%

  2,500,000  Sungard Data Systems, Inc., B-
             10.25%, 8/15/15                                       1,762,500
----------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 1.5%

  3,325,000  Axcan Intermediate Holdings, Inc., B-
             12.75%, 3/1/16 (c)                                    2,743,125
     85,000  GMAC LLC, B-
             4.054%, 5/15/09 (e)                                      74,079
    250,000  GMAC LLC, B-
             7.75%, 1/19/10                                          187,296
    250,000  GMAC LLC, B-
             5.625%, 5/15/09                                         212,025
----------------------------------------------------------------------------
                                                                   3,216,525

----------------------------------------------------------------------------
             HEALTHCARE-SERVICES - 1.3%

  3,000,000  HCA , Inc., B-
             8.36%, 4/15/24                                        1,974,789
  1,000,000  HCA , Inc., BB-
             9.25%, 11/15/16                                         852,500
----------------------------------------------------------------------------
                                                                   2,827,289

----------------------------------------------------------------------------
             HOLDING COMPANIES-DIVERSIFIED - 2.1%

  5,000,000  Leucadia National Corp., BB+
             8.125%, 9/15/15                                       4,450,000
----------------------------------------------------------------------------
             MEDIA - 0.8%

  2,500,000  Nielsen Finance LLC / Nielsen Finance Co.,
             B- 10.00%, 8/1/14                                     1,825,000
----------------------------------------------------------------------------
             OIL & GAS SERVICES- 1.7%

  3,000,000  CCS, Inc., B-
             11.00%, 11/15/2015 (Canada) (c)                       2,325,000
  2,000,000  Forbes Energy Services Ltd., B
             11.00%, 2/15/2015 (Bermuda)                           1,400,000
----------------------------------------------------------------------------
                                                                   3,725,000

----------------------------------------------------------------------------
             SEMICONDUCTORS - 1.2%

  4,400,000  Amkor Technology, Inc., B+
             9.25%, 6/1/16                                         2,640,000
----------------------------------------------------------------------------
             TELECOMMUNICATIONS - 4.9%

  1,500,000  Broadview Networks Holdings, Inc., CCC+
             11.375%, 9/1/12                                       1,087,500
  2,000,000  Centennial Communications Corp., CCC+
             10.00%, 1/1/13                                        1,780,000
  1,000,000  Fairpoint Communications, Inc., B+
             13.125%, 4/1/18 (c)                                     710,000
  4,500,000  Intelsat Jackson Holdings Ltd., CCC+
             11.25%, 6/15/16 (Bermuda)                             3,870,000
    750,000  Intelsat Ltd., CCC+
             6.50%, 11/1/13 (Bermuda)                                378,750
  1,500,000  Orascom Telecom Finance SCA, B-
             7.875%, 2/8/14 (Luxembourg) (c)                         682,500

PRINCIPAL
AMOUNT                                                                 VALUE
----------------------------------------------------------------------------
             TELECOMMUNICATIONS (CONTINUED)

$ 2,500,000  Sprint Capital Corp., BB
             8.375%, 3/15/12                                     $ 2,013,875
----------------------------------------------------------------------------
                                                                  10,522,625
----------------------------------------------------------------------------
             TOTAL CORPORATE BONDS - 15.4%
             (Cost $43,400,988)                                   33,393,939
----------------------------------------------------------------------------

NUMBER
OF SHARES                                                              VALUE
----------------------------------------------------------------------------

             COMMON STOCKS - 4.8%

             AUTO MANUFACTURERS - 0.6%

     89,400  Suzuki Motor Corp. (Japan)                          $ 1,276,234
----------------------------------------------------------------------------
             OIL & GAS - 2.2%

    180,000  Enerplus Resources Fund (Canada)                      4,804,047
----------------------------------------------------------------------------
             PHARMACEUTICALS - 2.0%

     29,000  Roche Holding AG (Switzerland)                        4,389,538
----------------------------------------------------------------------------
             TOTAL COMMON STOCKS - 4.8%
             (Cost $16,125,508)                                   10,469,819
----------------------------------------------------------------------------
             EXCHANGE-TRADED FUNDS - 1.7%
     80,000  iShares MSCI EAFE Index Fund (a)
             (Cost $3,560,208)                                     3,569,600
----------------------------------------------------------------------------
             TOTAL LONG-TERM INVESTMENTS - 151.5%
             (Cost $480,167,727)                                 328,570,304
----------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
----------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS - 56.4%
             U.S. GOVERNMENT SECURITIES - 37.2%
$60,820,000  United States Treasury Bill, yielding
             2.03%, 1/2/09 (f)                                  $ 60,777,608

 20,000,000  United States Treasury Bill yielding 0.10%,
             1/29/09 (f)                                          19,979,460
----------------------------------------------------------------------------
             (Cost $80,601,375)                                   80,757,068
----------------------------------------------------------------------------

NUMBER
OF SHARES                                                              VALUE
----------------------------------------------------------------------------
             MONEY MARKET FUNDS - 19.2%

 41,512,487  Goldman Sachs Financial Prime Obligations
             (Cost $41,512,487)                                 $ 41,512,487
----------------------------------------------------------------------------

CONTRACTS
(100 SHARES
PER                                      EXPIRATION   EXERCISE
CONTRACT)    PUT OPTIONS PURCHASED             DATE      PRICE         VALUE
----------------------------------------------------------------------------
             PUT OPTIONS PURCHASED - 0.0%
        250  BBD (a)                           Dec-08       7.50    $ 17,500
----------------------------------------------------------------------------
             (Cost $42,300)
             TOTAL SHORT-TERM INVESTMENTS - 56.4%
             (Cost $122,156,162)                                 122,287,055
----------------------------------------------------------------------------
             TOTAL INVESTMENTS - 207.9%
             (Cost $602,323,889)                                 450,857,359
             Total Options Written - (0.5%)                       (1,072,660)
             Other liabilities in excess of assets - (29.0%)     (62,892,209)
             Preferred Stock, at redemption value - (-78.4% of
             Net Assets Applicable to Common Shareholders or
             -37.7% of Total Investments)                       (170,000,000)
----------------------------------------------------------------------------
             NET ASSETS APPLICABLE TO COMMON
             SHAREHOLDERS-100.0%                                $216,892,490
----------------------------------------------------------------------------

Annual Report | October 31, 2008 | 13

AGC | Advent/Claymore Global Convertible Securities & Income Fund | Portfolio of INVESTMENTS continued

AG - Stock Corporation
Ltd. - Limited
LLC - Limited Liability Corp.
SA - Corporation

(a) All or a portion of this security position represents cover (directly or through conversion rights) for outstanding options written.

(b) Synthetic Convertible - A synthetic convertible security is either a bond or preferred security structured by an investment bank that provides exposure to a specific company's common stock.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to 19.3% of net assets.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e)  Floating rate security. The rate shown is as of October 31, 2008.

(f) All or a portion of these securities have been physically segregated in connection with swap agreements.

Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poor's.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

CONTRACTS
(100 SHARES
PER                                               EXPIRATION        EXERCISE          MARKET
CONTRACT)  CALL OPTIONS WRITTEN(G)                      DATE           PRICE           VALUE
---------------------------------------------------------------------------------------------
100        AMG Capital Trust II, 5.15%, 2037   November 2008   $       65.00    $       1,500
75         AMG Capital Trust II, 5.15%, 2037   November 2008           70.00              750
100        AMG Capital Trust II, 5.15%, 2037   November 2008           80.00            1,000
50         AMG Capital Trust II, 5.15%, 2037   December 2008           55.00            9,125
100        Avery Dennison Corp., 7.875%, 2020  November 2008           35.00           23,000
7          Avery Dennison Corp., 7.875%, 2020  November 2008           50.00              105
100        Avery Dennison Corp., 7.875%, 2020  December 2008           40.00           12,000
300        BBD                                 December 2008           10.00           87,750
250        BBD                                 December 2008           12.50           44,375
90         Bank of America Corp., Ser. L,
           7.25%, NR                           December 2008           25.00           14,220
200        Bayer Capital Corp. BV              November 2008           49.00           31,194
125        Carnival Corp., A-, 2.00%, 4/15/21   January 2009           30.00           16,875
150        Chesapeake Energy Corp., 2.25%      November 2008           30.00            1,500
75         Chesapeake Energy Corp., BB,
           2.25%, 12/15/38                     November 2008           27.50            2,025
50         Chesapeake Energy Corp., BB,
           2.75%, 11/15/35                     December 2008           25.00            9,750
100        Chesapeake Energy Corp., BB,
           2.75%, 11/15/35                     December 2008           27.50           12,500
150        Citigroup Funding, Inc., Ser.
           Schlumberger Ltd., 9.00%, 2009      November 2008           65.00            6,000
100        Citigroup, Inc., Ser. T, 6.50%, NR  December 2008           15.00           11,600
100        Credit Suisse, Ser. Barrick Gold
           Corp., 9.00%, 2009                  November 2008           25.00           17,900
250        Deutsche Bank AG, Ser. Cia Vale Do
           Rio Doce, 10.00%, 2009              November 2008           13.00           35,000
100        Deutsche Bank AG, Ser. Cia Vale Do
           Rio Doce, 10.00%, 2009              November 2008           14.00            9,000
100        Deutsche Bank AG, Ser. Cia Vale Do
           Rio Doce, 10.00%, 2009              November 2008           16.00            3,600

CONTRACTS
(100 SHARES
PER                                               EXPIRATION        EXERCISE          MARKET
CONTRACT)  CALL OPTIONS WRITTEN(G)                      DATE           PRICE           VALUE
---------------------------------------------------------------------------------------------
125        Entergy Corp., 7.625%, 2009         November 2008   $       95.00    $       4,375
75         Entergy Corp., 7.625%, 2009         November 2008          100.00            2,625
50         Entergy Corp., 7.625%, 2009         December 2008           85.00           16,000
75         Entergy Corp., 7.625%, 2009         December 2008           90.00           13,688
100        Freeport-McMoRan Copper & Gold,
           Inc., 6.75%, 2010                   December 2008           35.00           25,400
100        Freeport-McMoRan Copper & Gold, Inc.,
           6.75%, 2010                         December 2008           40.00           14,400
100        General Cable Corp., B+, 1.00%,
           10/15/12                            December 2008           22.50           11,500
50         General Motors Corp.,.Ser. D, B- ,
           1.50%, 6/1/09                       November 2008            9.00              800
150        General Motors Corp.,.Ser. D, B- , 1.50%,
           6/1/09                              December 2008            9.00            8,100
75         Hologic, Inc., B+, 2.00%, 12/15/37  November 2008           22.50              750
100        iShares MSCI EAFE Index Fund        December 2008           50.00           12,500
100        Massey Energy Co., BB-, 3.25%,
           8/1/15                              November 2008           35.00            1,500
50         Massey Energy Co., BB-, 3.25%,
           8/1/15                              November 2008           22.50           14,500
200        Merrill Lynch & Co., Inc., Ser.
           Halliburton, 8.00%, 2009            November 2008           25.00            3,800
150        Merrill Lynch & Co., Inc., Ser.
           Halliburton, 8.00%, 2009            December 2008           22.50           17,100
100        Merrill Lynch & Co., Inc., NR, 0.00%,
           3/13/32                             December 2008           20.00           16,100
100        Mylan, Inc., 6.50%, 2010            November 2008           12.50              500
50         Nasdaq OMX Group (The), BB+, 2.5%,
           8/15/13                             November 2008           35.00            6,750
75         Nasdaq OMX Group (The), BB+, 2.5%,
           8/15/13                             November 2008           37.50            4,500
50         Nasdaq OMX Group (The), BB+, 2.5%,
           8/15/13                             November 2008           32.50           14,000
200        NRG Energy, Inc., 5.75%, 2009       November 2008           27.50           10,000
100        Roche Holding AG                    November 2008          150.00          250,503
50         Schering-Plough Corp., 6.00%, 2010  December 2008           17.50            1,750
50         Suntech Power Holdings Co. Ltd., NR,
           0.25%, 2/15/12                      November 2008           35.00              500
200        Transocean, Inc., Ser. A, BBB+,
           1.625%, 12/15/37                    November 2008           80.00          160,000
150        Transocean, Inc., Ser. A, BBB+,
           1.625%, 12/15/37                    November 2008           95.00           30,750
225        Wachovia Bank NA, Ser. Bank of
           NY Mellon, 10.00%, 2009             November 2008           37.50           13,500
100        Wachovia Bank NA, Ser. Bank of
           NY Mellon, 10.00%, 2009             December 2008           35.00           27,500
100        Wachovia Bank NA, Ser. Bank of
           NY Mellon, 10.00%, 2009             December 2008           32.50           38,500
---------------------------------------------------------------------------------------------
           TOTAL CALL OPTIONS WRITTEN
           (Premiums received $778,779)                                            $1,072,660
---------------------------------------------------------------------------------------------

(g)  Non-income producing security.

14 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Statement of ASSETS AND LIABILITIES | OCTOBER 31, 2008

ASSETS
   Investments in securities, at value (cost $602,323,889)                                        $450,857,359
   Receivable for securities sold                                                                   11,301,940
   Restricted Cash                                                                                   8,462,452
   Cash                                                                                              4,147,892
   Unrealized appreciation on forward currency exchange contracts                                    5,032,854
   Dividends and interest receivable                                                                 3,395,863
   Receivable from swap counterparty                                                                   925,841
   Other assets                                                                                         82,737
----------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 484,206,938
----------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                                                 39,798,191
   Payable to swap counterparty                                                                     32,088,751
   Net unrealized depreciation on swaps                                                             22,476,951
   Unrealized depreciation on forward currency exchange contracts                                    1,154,905
   Options written, at value (premiums received of $778,779)                                         1,072,660
   Accrued expenses and other liabilities                                                              236,033
   Investment management fee payable                                                                   211,814
   Investment advisory fee payable                                                                     141,209
   Offering costs payable                                                                               86,553
   Dividends payable - preferred shares                                                                 39,088
   Administration fee payable                                                                            8,293
----------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             97,314,448
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK, AT REDEMPTION VALUE

   Auction Market Preferred Shares
   $0.001 par value per share; 6,800 authorized, issued and outstanding at $25,000 per share
   liquidation preference                                                                           170,000,000
----------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                       $216,892,490
----------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

   Common Stock, $0.001 par value per share; unlimited number of shares authorized,
   31,867,616 shares issued and outstanding                                                        $     31,868

   Additional paid-in capital                                                                       591,419,380
   Net unrealized depreciation on investments, options,swaps and foreign currency translation      (170,247,894)
   Accumulated net realized loss on investments, options, swaps and foreign currency transactions  (195,732,784)
   Distributions in excess of net investment loss                                                    (8,578,080)
----------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                       $216,892,490
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
   (based on 31,867,616 common shares outstanding)                                                 $      6.81
----------------------------------------------------------------------------------------------------------------


See notes to financial statements.

Annual Report | October 31, 2008 | 15

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Statement of OPERATIONS | FOR THE YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $635,181)                     $ 21,938,196
   Interest                                                                       21,000,582
--------------------------------------------------------------------------------------------------------------
      Total income                                                                                 $42,938,778
--------------------------------------------------------------------------------------------------------------
EXPENSES

   Investment management fee                                                       3,837,057
   Investment advisory fee                                                         2,558,038
   Auction agent fee - preferred shares                                              443,916
   Professional fees                                                                 211,443
   Fund accounting                                                                   192,708
   Trustees' fees and expenses                                                       149,006
   Administration fee                                                                143,032
   Printing                                                                          118,062
   Custodian                                                                          96,066
   Insurance                                                                          52,481
   NYSE listing fee                                                                   24,305
   Transfer agent                                                                     21,061
   Rating agency fee                                                                  14,998
   Miscellaneous                                                                      16,846
--------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 7,879,019
--------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                         35,059,759
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,SWAPS AND FOREIGN
   CURRENCY TRANSACTIONS Net realized gain (loss) on:
      Investments                                                                                 (158,318,216)
      Options                                                                                        1,667,011
      Swaps                                                                                        (37,968,553)
      Foreign currency transactions                                                                  3,223,094
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                 (169,112,534)
      Options                                                                                         (329,812)
      Swaps                                                                                        (16,812,989)
      Foreign currency translation                                                                   4,054,717
---------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS SWAPS AND FOREIGN CURRENCY
   TRANSACTIONS                                                                                   (373,597,282)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME                                  (7,559,340)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS          $ (346,096,863)
---------------------------------------------------------------------------------------------------------------


See notes to financial statements.

16 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Statement of CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS  |

                                                                                                  FOR THE PERIOD
                                                                                      FOR THE      MAY 29, 2007*
                                                                                   YEAR ENDED            THROUGH
                                                                             OCTOBER 31, 2008   OCTOBER 31, 2007
-----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS:
   Net investment income                                                        $ 35,059,759       $13,040,647
   Net realized gain/(loss) on investments, options, swaps and foreign
      currency transactions                                                     (191,396,664)        2,130,479
   Net change in unrealized appreciation (depreciation) on investments,
      options, swaps and foreign currency translation                           (182,200,618)       11,952,724
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   Net investment income                                                          (7,559,340)       (1,285,034)
-----------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets applicable to Common Shareholders
      resulting from operations                                                 (346,096,863)       25,838,816
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS:

   From and in excess of net investment income                                   (40,370,050)      (13,930,661)
   Return of capital                                                             (13,766,656)                --
-----------------------------------------------------------------------------------------------------------------
   Total dividends and distributions to common shareholders                      (54,136,706)      (13,930,661)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from the issuance of common shares                                            --       607,492,690
   Reinvestment in dividends                                                              --           997,366
   Common share offering costs charged to paid-in capital                                 --        (3,372,236)
-----------------------------------------------------------------------------------------------------------------
      Net increase from capital share transactions                                        --       605,117,820
-----------------------------------------------------------------------------------------------------------------
      Total increase/(decrease) in net assets                                   (400,233,569)      617,025,975
-----------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Beginning of period                                                           617,126,059           100,084
-----------------------------------------------------------------------------------------------------------------
   End of period (including distributions in excess of net investment
      income $8,578,080 and $2,024,279, respectively)                           $216,892,490      $617,126,059
-----------------------------------------------------------------------------------------------------------------
* Commencement of investment operations.

See notes to financial statements.

Annual Report | October 31, 2008 | 17

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Financial HIGHLIGHTS |

                                                                                                  FOR THE PERIOD
                                                                                      FOR THE    MAY 29, 2007(A)
PER SHARE OPERATING PERFORMANCE                                                    YEAR ENDED            THROUGH
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD                OCTOBER 31, 2008   OCTOBER 31, 2007
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $     19.37     $      19.10 (b)
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (c)                                                            1.10              0.42
   Net realized and unrealized gain/(loss) on investments, options, swaps and
    foreign currency transactions                                                     (11.72)             0.44

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME
    (COMMON SHARE EQUIVALENT BASIS)                                                    (0.24)            (0.04)
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                (10.86)             0.82
-----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED SHARES' OFFERING EXPENSES CHARGED TO PAID-IN-CAPITAL                 --             (0.11)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                         (1.27)            (0.44)
   Return of capital                                                                   (0.43)               --
-----------------------------------------------------------------------------------------------------------------
      Total dividends and distributions to Common Shareholders                         (1.70)            (0.44)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                      $   6.81      $      19.37
-----------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                                         $   5.99      $      16.75
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (d)
   Net asset value                                                                    -60.31%             3.82%
   Market value                                                                       -58.94%           -14.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to Common Shareholders, end of period (thousands)           $ 216,892         $ 617,126
Preferred shares, at redemption value ($25,000 per share liquidation preference)
   (thousands)                                                                     $ 170,000         $ 170,000
Preferred shares asset coverage per share                                          $  56,955         $ 115,700

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHARES:
   Net Expenses, after balance credits                                                  1.68%            1.33%(e)
   Net Expenses, before balance credits                                                 1.68%            1.35%(e)
   Net Investment Income, after balance credits, prior to effect of dividends to
    preferred shares                                                                    7.47%            5.22%(e)
   Net Investment Income, before balance credits, prior to effect of dividends
    to preferred shares                                                                 7.47%            5.20%(e)
   Net Investment Income, after balance credits, after effect of dividends to
    preferred shares                                                                    5.86%            4.70%(e)
   Net Investment Income, before balance credits, after effect of dividends to
    preferred shares                                                                    5.86%            4.68%(e)

RATIOS TO AVERAGE MANAGED ASSETS: (f)
   Net Expenses, after balance credits                                                  1.23%            1.22%(e)
   Net Expenses, before balance credits                                                 1.23%            1.24%(e)
   Net Investment Income, after balance credits, prior to effect of dividends to
    preferred shares                                                                    5.48%            4.79%(e)
   Net Investment Income, before balance credits, prior to effect of dividends to
    preferred shares                                                                    5.48%            4.77%(e)
Portfolio turnover rate                                                                  118%              35%


(a)  Commencement of investment operations.

(b) Before reimbursement of offering expenses charged to capital during the period.

(c)  Based on average shares outstanding during the period.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage such as the liquidation value of preferred shares.

See notes to financial statements.

18 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Notes to FINANCIAL STATEMENTS | OCTOBER 31, 2008

Note 1 - ORGANIZATION:

Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's primary investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund will pursue its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers.

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

The Fund values synthetic convertible securities based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security, and the volatility observed in the market on such common stocks. Because of the inherent uncertainty in the valuation process, it is reasonably possible that the estimated values may differ from the values that would have been used had a more active market for the investments existed, and such differences could be material. As of October 31, 2008, approximately $46,309,355, representing 10.3% of total fund investments, are invested in these synthetic convertible securities.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund's Statement of Operations.

(D) COVERED CALL OPTIONS

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

Annual Report | October 31, 2008 | 19

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(E) FORWARD EXCHANGE CURRENCY CONTRACTS

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract. Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(F) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk as well as to attempt to enhance return. Total return swap agreements are contracts in which one party agrees to make payments of the total return from the underlying asset during a specified period in return for receiving payments equal to a fixed or floating rate of interest or the total return from another designated underlying asset. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. This line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(G) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 - INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between Claymore Advisors, LLC (the "Adviser") and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the "Investment

20 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

Manager"), provides personnel and pays the compensation of all Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or otherwise attributable to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all Trustees and Officers of the Fund who are its affiliates.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Prior to May 1, 2008, BNY provided Fund Administration services to the Fund. Effective May 1, 2008, Claymore Advisors, LLC began providing Fund Administration services to the Fund. As compensation for its services performed under the Administration Agreement, Claymore Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                              RATE
----------------------------------------------------------------
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

In order to present paid-in-capital in excess of par, undistributed net investment income and accumulated realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated realized gains or losses on investments. For the year ended October 31, 2008, certain adjustments were to decrease accumulated net realized gain on investments by $3,516,040 and increase undistributed net investment income by $3,516,040 due to the difference in the treatment for book and tax purposes of convertible bonds, trust preferred securities, real estate investment trusts, swaps and foreign currency. In addition, a permanent book and tax difference relating to a distribution of capital gains for tax purposes in the amount of $2,799,790 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

At October 31, 2008 the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options and foreign currency translations are as follows:

                                                    NET TAX           NET TAX
                                                 UNREALIZED        UNREALIZED   UNDISTRIBUTED      UNDISTRIBUTED
    COST OF                                    APPRECIATION      DEPRECIATION       ORDINARY           LONG-TERM
INVESTMENTS       GROSS TAX     GROSS TAX     (DEPRECIATION)    ON DERIVATIVES         INCOME/             GAINS/
   FOR TAX       UNREALIZED    UNREALIZED                 ON       AND FOREIGN    (ACCUMULATED       (ACCUMULATED
   PURPOSES    APPRECIATION   DEPRECIATION       INVESTMENTS          CURRENCY  ORDINARY LOSS)      CAPITAL LOSS)
-----------------------------------------------------------------------------------------------------------------
$602,827,685     $1,096,724 $(153,067,050)    $(151,970,326)     $(27,057,074)              $0     $(195,492,270)


The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and the difference in the treatment for book and tax purposes of certain convertible securities and Canadian income trusts.

At October 31, 2008, for federal income tax purposes, the Fund had a capital loss carryforward of $195,492,270 available to offset possible future capital gains. The capital loss carryforward is set to expire on October 31, 2016.

For the year ended October 31, 2008 and the period ended October 31, 2007, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets of $47,929,390 and $15,215,695 was ordinary income and $13,766,656 and $0 was return of capital, respectively. The final determination of the source of the 2008 distributions for tax purposes will be made after the end of the Fund's fiscal year and will be reported to shareholders in January 2009 on Form 1099-DIV.

Annual Report | October 31, 2008 | 21

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined it does not have any impact on the financial statements as of October 31, 2008. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2008, open Federal and state income tax years include the tax years ended October 31, 2007 and 2008. The Fund has no examination in progress.

Note 5 - INVESTMENTS IN SECURITIES:

For the year ended October 31, 2008, purchases and sales of investments, other than short-term securities, were $699,930,537and $732,347,923 respectively.

The Fund entered into total return swap agreements during the year ended October 31, 2008 to potentially enhance return. Details of the swap agreements outstanding as of October 31, 2008 are as follows:

                                                                                         NOTIONAL                     UNREALIZED
                                                                         TERMINATION       AMOUNT          PAYING   APPRECIATION
COUNTERPARTY            UNDERLYING TERM LOAN                                    DATE        (000)   FLOATING RATE (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.    Bausch & Lomb, US LIBOR + 3.25%, due 04/26/15       5/1/2009    $  3,588             2.07%     $(798,250)

JPMorgan Chase & Co.    CCS Corp., US LIBOR + 3.00%, due 11/14/14           5/1/2009       8,961             2.07%    (2,988,683)

JPMorgan Chase & Co.    Celanese Holdings LLC, US LIBOR + 1.75%, due
                        03/30/14                                            5/1/2009       3,808             2.07%      (804,780)

JPMorgan Chase & Co.    Community Health Systems, Inc., US LIBOR + 2.25%,
                        due 07/25/14                                        5/1/2009      10,833             2.07%    (2,733,593)

JPMorgan Chase & Co.    FairPoint Communications Inc., US LIBOR + 2.75%,
                        due 03/08/15                                        5/1/2009       4,518             2.07%    (1,214,227)

JPMorgan Chase & Co.    Ford Motor Co., US LIBOR + 3.00%, due 12/15/13      5/1/2009       5,963             2.07%    (3,661,665)

JPMorgan Chase & Co.    HCA, Inc., US LIBOR + 2.75%, due 11/16/13           5/1/2009      12,064             2.07%    (2,069,210)

JPMorgan Chase & Co.    Las Vegas Sands LLC, US LIBOR + 1.75%, due
                        05/23/14                                            5/1/2009       1,563             2.07%      (963,612)

JPMorgan Chase & Co.    Level 3 Communications, Inc., LIBOR + 2.25%, due
                        03/13/14                                            5/1/2009       1,560             2.07%       (84,990)

JPMorgan Chase & Co.    Lyondell Chemical Co., US LIBOR + 3.25%, due
                        12/20/14                                            5/1/2009       6,443             2.07%    (3,326,419)

JPMorgan Chase & Co.    Mac Gen LLC, US LIBOR + 2.25%, due 02/22/12         5/1/2009       5,192             2.07%      (223,689)

JPMorgan Chase & Co.    NRG Energy, Inc., US LIBOR, due 02/01/13            5/1/2009       6,790             2.07%      (943,982)

JPMorgan Chase & Co.    NRG Holdings, Inc., US LIBOR + 2.50%, due 12/28/07  5/1/2009       1,292             2.07%      (148,211)

JPMorgan Chase & Co.    Tenneco Automotive, Inc., US LIBOR + 1.75%,
                        due 03/16/14                                        5/1/2009       1,500             2.07%      (481,668)

JPMorgan Chase & Co.    Texas Comp Elec Hold LLC, US LIBOR + 3.50%, due
                        10/10/14                                            5/1/2009       2,242             2.07%      (568,773)

JPMorgan Chase & Co.    Texas Comp Elec Hold LLC, US LIBOR + 3.50%, due
                        10/10/14                                            5/1/2009       1,680             2.07%      (404,214)

JPMorgan Chase & Co.    Virgin Media Investment Holding, GB LIBOR + 2.125%,
                        due 10/04/13                                        5/1/2009       2,303             5.57%    (1,060,985)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         $80,300                    $(22,476,951)
------------------------------------------------------------------------------------------------------------------------------------

For each swap noted, the Fund pays a floating rate and receives the total return of the underlying asset, which includes receiving a floating interest rate component. The market value of the swaps outstanding reflects the current receivable and payable for the underlying asset, including the total return and the interest rate component, which may have different payment dates.

The Fund entered into written option contracts during the year ended October 31, 2008.

Details of the transactions were as follows:

                                                    NUMBER OF CONTRACTS         PREMIUMS RECEIVED
--------------------------------------------------------------------------------------------------
Options outstanding, beginning of year                            5,350             $   1,004,631
Options written during the period                                38,610                 5,569,025
Options expired during the period                                (8,626)               (1,261,960)
Options closed during the period                                (21,996)               (3,155,457)
Options assigned during the period                               (7,616)               (1,377,460)
--------------------------------------------------------------------------------------------------
Options outstanding, end of period                                5,722             $     778,779
--------------------------------------------------------------------------------------------------

22 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

Note 6 - DERIVATIVES:

At October 31, 2008, the following forward exchange currency contracts were outstanding:

                                                                                       UNREALIZED
                                                                                    APPRECIATION/
LONG CONTRACTS                                            CURRENT VALUE            (DEPRECIATION)
-------------------------------------------------------------------------------------------------
Euro, 11,003,551 expiring 11/04/08 to 11/05/08              $13,953,060          $      (198,835)
Hong Kong Dollar, 33,612,500 expiring 11/04/08 to 11/05/08    4,336,845                     (460)
Japanese Yen, 394,100,000 expiring 12/17/08                   4,007,117                 (305,642)
Swiss Franc, 7,252,813 expiring 11/03/08 to 12/17/08          6,209,334                 (128,761)
-------------------------------------------------------------------------------------------------
                                                                                        (633,698)
-------------------------------------------------------------------------------------------------

SHORT CONTRACTS
-------------------------------------------------------------------------------------------------
Canadian Dollar, 6,850,000 expiring 12/17/08                $(5,633,875)         $       809,546
Euro, 15,400,000 expiring 12/17/08                          (19,498,827)               2,302,953
Japanese Yen, 797,000,000 expiring 12/17/08                  (8,121,093)                (521,207)
Pound Sterling, 7,300,000 expiring 12/17/08                 (11,762,360)               1,244,050
Swiss Franc, 16,500,000 expiring 12/17/08                   (14,137,180)                 676,305
-------------------------------------------------------------------------------------------------
                                                                                 $     4,511,647
-------------------------------------------------------------------------------------------------

Note 7 - CAPITAL:

COMMON SHARES

In connection with its organization process on February 26, 2007, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 31,867,616 issued and outstanding. Of this amount, the Fund issued 28,750,000 shares of common stock in its initial public offering. On June 11, 2007, June 18, 2007 and July 11, 2007, the Fund issued an additional 1,750,000 shares, 750,000 shares and 555,900 shares, respectively, pursuant to an over allotment option. These shares were issued at $19.10 per share after deducting the sales load but before underwriters' expense reimbursement. In connection with the Fund's dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2008 but issued 56,476 shares during the year ended October 31, 2007.

Offering costs, estimated at $1,272,236 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and Investment Manager agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

PREFERRED SHARES

On June 12, 2007, the Fund's Board of Trustees authorized the issuance of Preferred Shares, as part of the Fund's leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

Offering costs, including the 1% sales charge associated with the issuance of preferred shares, estimated at $2,100,000 were borne by the common shareholders as a direct reduction to paid-in-capital.

Dividends are accumulated daily at a rate set through an auction process and are paid monthly. Distributions of net realized capital gains, if any, are made annually.The broad auction-rate preferred securities market, including the Fund's AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the LIBOR Rate for a dividend period of fewer than 365 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

Annual Report | October 31, 2008 | 23

AGC | Advent/Claymore Global Convertible Securities & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

For the year ended October 31, 2008, the annualized dividend rates ranged from:

                          HIGH                     LOW   AT OCTOBER 31, 2008
----------------------------------------------------------------------------
Series T7                6.00%                   3.34%                 3.34%
Series W7                6.00%                   3.27%                 3.27%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - SUBSEQUENT EVENT:

On October 31, 2008, the Fund declared a monthly dividend to common shareholders of $0.095 per common share. The dividend is payable on November 28, 2008 to shareholders of record on November 14, 2008.

On December 1, 2008, the Fund declared a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on December 31, 2008 to shareholders of record on December 15, 2008.

Note 10 - ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. In September 2008, the FASB issued a Staff Position amending SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This amendment would require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instrument. This amendment is effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 nor amended SFAS No. 133 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

24 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund


Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM|

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") at October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets applicable to common shareholders and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 26, 2008

Annual Report | October 31, 2008 | 25

AGC | Advent/Claymore Global Convertible Securities & Income Fund

SUPPLEMENTAL INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION

Qualified dividend income of as much as $9,621,268 was received by the Fund through October 31, 2008. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $4,496,568 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on September 23, 2008. At this meeting, shareholders voted on the election of Trustees.

With regard to the election of the following Class II Trustees by common and preferred shareholders of the Fund:

                                            # OF SHARES
--------------------------------------------------------------------------------
                                    IN FAVOR            WITHHELD
--------------------------------------------------------------------------------
Daniel L. Black                   28,393,096             655,222

With regard to the election of the following trustees by preferred shareholders of the Fund:

                                            # OF SHARES
--------------------------------------------------------------------------------
                                    IN FAVOR            WITHHELD
--------------------------------------------------------------------------------
Ronald A. Nyberg                       4,456                 782
Michael A. Smart                       4,464                 774

The other Trustees of the Fund whose terms did not expire in 2008 are Nicholas Dalmaso, Tracy V. Maitland, Gerald L. Seizert, Derek Medina and Randall C. Barnes.

TRUSTEES

The Trustees of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

                                                                                            NUMBER OF
NAME, ADDRESS, YEAR OF  TERM OF OFFICE* PRINCIPAL OCCUPATIONS DURING                        FUNDS IN
BIRTH AND POSITION(S)   AND LENGTH OF   THE PAST FIVE YEARS AND                             FUND COMPLEX*        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT    TIME SERVED     OTHER AFFILIATIONS                                  OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
Daniel L. Black+        Since 2007      Partner, the Wicks Group of Cos., LLC (2003-present).     3              Director of Penn
Year of birth: 1960                     Formerly, Managing Director and Co-head of the Merchant                  Foster Education
Trustee                                 Banking Group at BNY Capital Markets, a division of                      Group, Inc.
                                        The Bank of New York Co., Inc. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes++     Since 2007      Private Investor (2001-present). Formerly,               43              None.
Year of birth: 1951                     Senior Vice President, Treasurer, PepsiCo, Inc.
Trustee                                 (1993-1997), President, Pizza Hut International
                                        (1991-1993) and Senior Vice President, Strategic
                                        Planning and New Business Development (1987-1990)
                                        of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Derek Medina+           Since 2007      Senior Vice President, Business Affairs at ABC            3              Director of Young
Year of birth: 1966                     News (2008-present), Vice President, Business Affairs                    Scholar's
Trustee                                 and News Planning at ABC News (2003-present). Formerly,                  Institute.
                                        Executive Director, Office of the President at ABC News
                                        (2000-2003). Former Associate at Cleary Gottlieb Steen &
                                        Hamilton (law firm) (1995-1998). Former associate in
                                        Corporate Finance at J.P. Morgan/Morgan Guaranty
                                        (1988-1990).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg++      Since 2007      Partner of Nyberg & Cassioppi, LLC., a law firm          46              None.
Year of birth: 1953                     specializing in corporate law, estate planning
Trustee                                 and business transactions (2000-present). Formerly,
                                        Executive Vice President, General Counsel and
                                        Corporate Secretary of Van Kampen Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Seizert,      Since 2007      Chief Executive Officer of Seizert Capital                3              Former Director of
CFP+                                    Partners, LLC, where he directs the equity disciplines                   Loomis, Sayles and
Year of birth: 1952                     of the  firm and serves as a co-manager of the firm's                    Co., L.P.
Trustee                                 hedge fund, Proper Associates, LLC (2000-present).
                                        Formerly, Co-Chief Executive (1998-1999) and a Managing
                                        Partner and Chief Investment Officer-Equities of Munder
                                        Capital Management, LLC (1995-1999). Former Vice President
                                        and Portfolio Manager of Loomis, Sayles & Co., L.P.
                                        (asset manager) (1984-1995). Former Vice President and
                                        Portfolio Manager at First of America Bank (1978-1984).
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Smart+       Since 2007      Managing Partner, Cordova, Smart & Williams, LLC,         3              Director, Country
Year of birth: 1960                     Advisor First Atlantic Capital Ltd., (2001-present).                     Pure Foods.
Trustee                                 Formerly, a Managing Director in Investment                              Chairman, Board of
                                        Banking-The Private Equity Group (1995-2001) and a                       Directors,
                                        Vice President in Investment Banking-Corporate Finance                   Berkshire Blanket,
                                        (1992-1995) at Merrill Lynch & Co. Founding Partner of                   Inc. President and
                                        The Carpediem Group, (1991-1992). Associate at Dillon,                   Chairman, Board of
                                        Read and Co. (investment bank) (1988-1990).                              Directors,
                                                                                                                 Sqwincher Holdings.
                                                                                                                 Director, Sprint
                                                                                                                 Industrial
                                                                                                                 Holdings.
                                                                                                                 Co-chairman, Board
                                                                                                                 of Directors, H2O
                                                                                                                 Plus.
------------------------------------------------------------------------------------------------------------------------------------


26 | Annual Report | October 31, 2008

AGC | Advent/Claymore Global Convertible Securities & Income Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
NAME, ADDRESS, YEAR OF  TERM OF OFFICE* PRINCIPAL OCCUPATIONS DURING                        FUNDS IN
BIRTH AND POSITION(S)   AND LENGTH OF   THE PAST FIVE YEARS AND                             FUND COMPLEX*        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT    TIME SERVED     OTHER AFFILIATIONS                                  OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
Tracy V. Maitland++     Since 2007      President of Advent Capital Management, LLC,              3              None.
Year of birth: 1960                     which he founded in 1995. Prior to June,
Trustee, President and                  2001, President of Advent Capital Management,
Chief Executive Officer                 a division of Utendahl Capital.
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++++    Since 2007      Attorney. Formerly, Senior Managing Director             45              None.
Year of birth: 1965                     and Chief Administrative Officer (2007-2008)
Trustee                                 and General Counsel (2001-2007) of Claymore
                                        Advisors, LLC and Claymore Securities, Inc.
                                        Formerly, Assistant General Counsel, John Nuveen
                                        and Co., Inc. (1999-2000). Former Vice
                                        President and Associate General Counsel of Van
                                        Kampen Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------


+ Address for all Trustees noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018.

++   Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532

* After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     - Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

     - Messrs. Smart, Nyberg and Black, as Class II Trustees, are expected to stand for re-election at the Fund's 20011 annual meeting of shareholders.

     - Messrs. Maitland and Dalmaso, as Class III Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Maitland is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund's Investment Manager.

++ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of the Adviser and certain of its affiliated and his equity ownership of the Adviser and certain of its affiliates.

OFFICERS

The Officers of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND                TERM OF OFFICE** AND                PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT                 LENGTH OF TIME SERVED               AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:

------------------------------------------------------------------------------------------------------------------------------------
F. Barry Nelson                                  Since 2007                          Co-Portfolio Manager at Advent Capital
Year of birth: 1943                                                                  Management, LLC (2001- present). Prior to June
Vice President and                                                                   2001, Mr. Nelson held the same position at
Assistant Secretary                                                                  Advent Capital Management, a division of
                                                                                     Utendahl Capital.
------------------------------------------------------------------------------------------------------------------------------------
Robert White                                     Since 2007                          Chief Financial Officer, Advent Capital
Year of birth: 1965                                                                  Management, LLC (2005-present). Previously,
Treasurer and                                                                        Vice President, Client Service Manager, Goldman
Chief Financial Officer                                                              Sachs Prime Brokerage (1997-2005).
------------------------------------------------------------------------------------------------------------------------------------
Rodd Baxter                                      Since 2007                          General Counsel, Advent Capital Management, LLC
Year of birth: 1950                                                                  (2002-present). Formerly, Director and Senior
Secretary and                                                                        Counsel, SG Cowen Securities Corp. (1998-2002).
Chief Compliance Officer
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | October 31, 2008 | 27

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Dividend Reinvestment PLAN |(unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, Attention: Stock Transfer Department, 101 Barclay 11E, New York, NY 10286, Phone Number: (866) 488-3559.

28 | Annual Report | October 31, 2008

                       This Page Intentionally Left Blank

AGC | Advent/Claymore Global Convertible Securities & Income Fund

Fund INFORMATION |

BOARD OF TRUSTEES

Randall C. Barnes

Daniel Black

Nicholas Dalmaso*

Tracy V. Maitland**
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940 as a result of his former position as an officer of the Adviser and certain of its affiliates and his equity ownership of the Adviser and certain of its affiliates.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

OFFICERS

Tracy V. Maitland
President and Chief Executive Officer

F. Barry Nelson
Vice President and Assistant Secretary

Robert White
Treasurer and Chief Financial Officer

Rodd Baxter
Secretary and Chief Compliance Officer

INVESTMENT MANAGER
Advent Capital Management, LLC
New York, New York

INVESTMENT ADVISER AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

PREFERRED STOCK-
DIVIDEND PAYING AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
New York, New York
--------------------------------------------------------------------------------
PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Administrator, Custodian and Transfer Agent: The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Global Convertible Securities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund's Form N-PX on the the U.S. Securities & Exchange Commission's ("SEC") website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In October 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 239(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

30 | Annual Report | October 31, 2008

ADVENT CAPITAL MANAGEMENT, LLC
1065 Avenue of the Americas
New York, New York 10018

GRAPHIC: AGC LISTED NYSE (R)

AGC-AR-1008

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)  Not applicable.

(f)  (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee, each of whom is an "independent" Trustee: Randall C. Barnes, Daniel Black, Derek Medina, Ronald Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as an Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrants's annual financial statements are as follows:

                                    2008: $85,275
                                    2007: $77,000

(b) Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item are as follows:

                                    2008: $15,030
                                    2007: $14,310

(c) Tax Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

                                    2008: $16,500
                                    2007: $8,500

(d) All Other Fees: the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

                                    2008: $0
                                    2007: $0

(e)  Audit Committee Pre-Approval Policies and Procedures:

(1) In accordance with Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs (b) through (d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Trust's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Trust's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Trust's Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the Trust.

                       AUDIT COMMITTEE PRE-APPROVAL POLICY
                                       OF
          ADVENT CLAYMORE GLOBAL CONVERTIBLE SECURITIES AND INCOME FUND


STATEMENT OF PRINCIPLES

     The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the "Trust,") is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee

Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

                  This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

DELEGATION

     In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

PRE-APPROVED FEE LEVELS

     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT SERVICES

     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT-RELATED SERVICES

     Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

TAX SERVICES

     The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

ALL OTHER SERVICES

     All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

PROCEDURES

     Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view,
(a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

     (2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed for the period May 30, 2008 to October 31, 2008 by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant are as follows:

                                    2008: $31,530
                                    2007: $22,810

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Daniel Black, Randall C. Barnes, Derek Medina, Ronald Nyberg, Gerald L. Seizert and Michael A. Smart.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Advent Capital Management, LLC (the "Advisor"). The Advisor's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) F. Barry Nelson, Paul Latronica and Hart Woodson are primarily responsible for the day-to-day management of the registrant's portfolio. The following provides information regarding the portfolio managers as of October 31, 2008:


  ------------------------------------------------------------------------------
           NAME         SINCE      PROFESSIONAL EXPERIENCE
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  F. Barry Nelson        2008      Portfolio Manager at Advent Capital
                     (Inception)   Management, LLC for more than six years.
  ------------------------------------------------------------------------------
  Paul Latronica         2008      Portfolio Manager at Advent Capital
                     (Inception)   Management, LLC. He has been associated with
                                   Advent Capital Management for more than
                                   six years.
  ------------------------------------------------------------------------------
  Hart Woodson           2008      Portfolio Manager at Advent Capital
                     (Inception)   Management, LLC since March 2007. He was
                                   previously a Senior Vice President at
                                   GAMCO Investments, Inc. since 1994.

(a)  (2)  (i-iii)   Other accounts managed. Only Mr. Woodson manages any
                    performance based fee accounts. Three of Mr. Woodson's accounts have performance based fees with total assets of $292 million. The following summarizes information regarding each of the other accounts managed by the Advent Portfolio
                    Managers as of October 31, 2008:

                     REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                           COMPANIES                      VEHICLES                       OTHER ACCOUNTS
                     # OF                          # OF                             # OF
NAME               ACCOUNTS     TOTAL ASSETS     ACCOUNTS        TOTAL ASSETS     ACCOUNTS       TOTAL ASSETS
F. Barry Nelson       1       $  570 million        1           $  13 million        24         $ 712 million
Paul Latronica        1       $  149 million        0           $       0             0         $       0
Hart Woodson          0       $            0        2           $  96 million         1         $ 196 million

(a)  (2)  (iv)      Conflicts of Interest. If another account of the Portfolio
                    Manager has investment objectives and policies that are similar to those of the Registrant, the Portfolio Manager will allocate orders pro-rata among the Registrant and such other accounts, or, if the Portfolio Manager deviates from this policy, the Portfolio Manager will allocate orders such that all accounts (including the Registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salary of the Portfolio Manager is fixed. The bonus of the Portfolio Manager is 100% discretionary. The bonus is determined by senior management at Advent Capital Management, LLC.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by each of the Advent Capital Management, LLC Portfolio Managers as of October 31, 2008:

NAME OF PORTFOLIO MANAGER                   DOLLAR RANGE OF EQUITY SECURITIES
                                                         IN FUND
F. Barry Nelson                                     $10,001-$50,000
Paul Latronica                                         $1-$10,000
Hart Woodson                                        $10,001-$50,000

(b)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1)  Code of Ethics for Chief Executive and Senior Financial Officers.

(a) (2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
     Section 906 of the Sarbanes-Oxley Act of 2002.

(c)  Proxy Voting Policies and Procedures.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Global Convertible Securities & Income Fund

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 9, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 9, 2009


By:      /s/ Robert White
         -----------------------------------------------------------------------
Name:    Robert White

Title:   Treasurer and Chief Financial Officer

Date:    January 9, 2009